Exhibit 99.1

Agilysys, Inc. (Nasdaq: AGYS) February 2010

Forward looking statements & non-GAAP financial information Forward-Looking Language This presentation contains certain management expectations, which may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934 and the Private Securities Reform Act of 1995. Forward-looking information speaks only as to the date of this presentation and may be identified by use of words such as "may," "will," "believes," "anticipates," "plans," "expects," "estimates," "projects," "targets," "forecasts," "continues," "seeks," or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, business strategies, future financial results, unanticipated downturns to our relationships with customers, and macroeconomic demand for IT products and services, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, and unanticipated deterioration in economic and financial conditions in the United States and around the world or the consequences if the shareholders either approve or fail to approve the proposed Control Share Acquisition by MAK Capital announced on November 20, 2009. We do not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized. Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in the company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC), under Item 1A, "Risk Factors." Copies are available from the SEC or the Agilysys web site. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. Management believes that such information can enhance investors' understanding of the Company's ongoing operations and is a measure used in the Company's debt agreement. The non-GAAP measures included in this presentation have been reconciled to the comparable GAAP measures within an accompanying table, shown on the last page of this presentation.

Agilysys: overview Formed: 1963 Ticker symbol: AGYS (NASDAQ) Market capitalization: $200+ million Capital structure as of 9/30/09: Debt-free w/$24M cash Fiscal 2009* sales: $731 million Markets served as % of revenue: 98% North America 2% Asia and Europe Employees: 1,200 Corporate HQ: Solon, Ohio Quick Facts Summary Leading provider of innovative IT solutions to corporate and public-sector customers with vertical expertise in retail and hospitality industries Go-to-market with technology solutions (data center focus) and point-of-sale solutions (retail: store-front focus and hospitality: proprietary software) *March 31st fiscal year

Agilysys: strengths One of the largest resellers and system integrators in North America (#1 Sun & top five IBM, HP & EMC reseller in North America) Best in class software products for hospitality industry Industry leader Diversified business Streamlined cost structure One of the most diverse resellers and system integrators in North America - diverse customer base and product mix Strong partnerships with all major IT vendors - mitigates risks associated with single-vendor product lifecycle Eliminated $35M of annual cost in FY09 Additional $9M of annual cost savings executed in FY10 Executive management keenly focused on growing EBITDA and cash flow to drive shareholder value Industry-leading solutions High value-add proprietary software Blue chip customer base Significant growth prospects and opportunities Breadth of solutions Deep vertical experience and expertise Services-driven business Leading market share Diversified multi-vendor platform National presence Reputation for quality Technical acumen Superior procurement and financing Technology Solutions Group (TSG) Retail Solutions Group (RSG) Hospitality Solutions Group (HSG) Agilysys Point-of-Sale Data Center

# Agilysys: evolution

Agilysys



Point-of-Sale
Data Center
HSG
RSG
TSG
Apr 2008: Acquires Triangle Hospitality Solutions
Feb 2008: Acquires Eatec Corporation
Jun 2007: Acquires InfoGenesis
Jan 2007: Acquires Visual One Systems
Nov 2005: Establishes operations in Hong Kong & Macau
Summer 05: Board of Directors approval for development of Guest360, new PMS solution
Feb 2004: Acquires Inter-American Data, Inc., giving Agilysys entry into the hospitality market
Jan 2006: Develops NextVision
May 2005: Signs 360Commerce strategic reseller agreement
Sept 2003: Acquires Kyrus Corp: Establishes reach into retail industry and becomes largest solution provider of IBM retail solutions
Jul 2007: Acquires Innovativ
2007: Large investment in IBM resources
Apr 2007: Acquires Stack Computer
May 2005: Acquires CTS: Enhances offering of comprehensive storage solutions
Establishes EMC relationship and signs EMC agreement
Continues to grow HP and IBM solution provider business
2003
2004
2005
2006
2007
2008
Today
Divests electronic components distribution business: company focuses solely on its computer systems business
Changes name to Agilysys: a combination of "agile" and "systems," the name reflects a technology solutions organization that delivers tools, knowledge and value
Divests KeyLink Systems Distribution Business: Agilysys to focus exclusively on being a leading provider of innovative IT solutions

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# Agilysys: go-to-market

Agilysys

| | Business segments | Financial Profile | Primary markets | Capabilities and solutions |
|---|---|---|---|---|
| Point-of-Sale | **Hospitality solutions**<br>Independent software vendor/ developer | Rev. TTM[1]: $85M<br>Adj. EBITDA[1,2]: $13.8M | ■ Hotel casinos<br>■ Full-service hotels<br>■ Destination resorts<br>■ Conference centers<br>■ Condominiums<br>■ Restaurants<br>■ Cruise lines<br>■ Stadiums and arenas<br>■ Foodservice | ■ Property management systems<br>■ Point-of-sale<br>■ Inventory and procurement<br>■ Document management<br>■ Analytics<br>■ Self-service<br>■ Activities<br>■ Dining reservations |
| Point-of-Sale | **Retail solutions**<br>Systems integrator | Rev. TTM[1]: $106M<br>Adj. EBITDA[1,2]: $4.8M | ■ Grocery stores<br>■ Chain drug stores<br>■ General retailers<br>■ Specialty retailers | ■ Self-service technologies<br>■ Point-of-sale and scanning solutions<br>■ Wireless solutions<br>■ Back-office infrastructure services/storage<br>■ Payment systems<br>■ Implementation<br>■ Business consulting |
| Data Center | **Technology solutions**<br>Differentiated solutions provider | Rev. TTM[1]: $469M<br>Adj. EBITDA[1,2]: $22.3M | ■ Large and medium-sized businesses<br>■ Healthcare organizations<br>■ Educational institutions<br>■ Financial services providers<br>■ Federal, state and local governments<br>■ Telecommunication companies | ■ High availability<br>■ Information storage and protection<br>■ IT management<br>■ IT implementation<br>■ Consolidation and virtualization<br>■ Business continuity |

(1) Trailing twelve months as of 12/31/09

(2) Reconciliation provided at back of presentation

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Agilysys: revenue mix Hardware Software Services East 456.9 85.3 120.6 Hardware Software Services East 62.3 6 37.5 Hardware Software Services East 375.8 63.4 30.6 Agilysys Revenue Mix HSG Revenue Mix RSG Revenue Mix TSG Revenue Mix Hardware Software Services Recurring Svcs. East 16.7 16.1 24.3 28.7

HSG: solutions Primary Secondary

RSG: solutions Services Enterprise hardware - RSG supplies IBM System i, System p and System x servers as well as IBM and EMC storage solutions Point-of-sale - RSG sells IBM POS terminals, which are "retail-hardened" to enhance uptime and longevity Peripherals - RSG is one of the largest resellers of Symbol/Motorola and Verifone peripheral products Software development & maintenance and managed services Business consulting Implementation Retail help desk support Hardware maintenance Depot services Hardware Software POS Software - RSG customizes, implements and supports IBM and Oracle retail applications, which include Oracle 360Commerce, IBM SA and IBM ACE Enterprise software - RSG also offers a full line of IBM and Oracle middleware software Proprietary software - RSG leverages its skills in software solutions to extend the life of legacy retail applications and to customize them to match each individual retailer's specific needs

TSG: solutions Enterprise class products targeted toward complex and powerful server and storage solutions Require significant investments in customer facing sales, technical solutions architects, delivery systems engineers, vendor certifications and extensive training TSG provides a broad range of industry leading products from top vendors such as Sun, HP, IBM, EMC, and Oracle TSG's portfolio of offerings includes: Assessments, solution architecture and design, implementation, migration, and full project life cycle management Business critical solutions, including identity management, enterprise solutions, infrastructure services, data management and storage, and managed and consulting services Structured Financial Programs Professional Services Virtualization Storage & Data Management Infrastructure Technologies Products and Solutions

Q3 review: consolidated results Hardware revenue increased 12%, services decreased 39% and software decreased 1% from prior year SG&A, excluding depr. & amort., decreased $3.9M primarily due to lower professional fees and T&E Adjusted EBITDA, excluding charges, decreased $5.5M primarily due to lower gross profit EPS from continuing operations increased to $0.59 per share from a loss of $0.10 Q3 Year-over-Year Commentary Statement of Operations ($Mil., except per share)

FY10 fiscal-to-date ("FTD") review: consolidated results Revenue declined 12.3% HSG revenue decreased 18.8% RSG revenue decreased 16.2% TSG revenue decreased 10.0% SG&A, excl. depr. & amort., decreased by $24.1M primarily due to significant cost saving initiatives Other income increased $6.0M primarily due to CTS litigation settlement and distributions from Reserve Fund EPS improved to $0.18 from a loss of $7.54 largely due to lower depreciation and amortization, asset impairment and restructuring charges and other income FTD Year-over-Year Commentary Statement of Operations ($Mil., except per share)

Quarterly revenue Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 Sep '09 Dec '09 EBITDA 117 118.7 161.4 111 89.8 109 159 Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 Sep '09 Dec '09 Organic 25 23.4 27.9 23.6 16 23 22.5 HSG Revenue ($Mil.) TSG Revenue ($Mil.) Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 Sep '09 Dec '09 Organic 38 29.3 34.8 20 24.4 24 37.7 RSG Revenue ($Mil.) AGYS Consolidated Revenue ($Mil.) Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 Sep '09 Dec '09 EBITDA 180 171.4 224.1 155.5 130.2 156 219

Q3 review: summary balance sheet performance Cash at Dec. 31st was $24.4M - a decrease of $23.8M from 9/30/09 largely due to: Paying vendor $16.6M to take advantage of early-pay discount Seasonal investment in working capital related to higher sales Cash at Dec. 31st does not include $2.4M distribution from Reserve Fund received in late January Days sales outstanding were 74 days compared to 72 days at 9/30/09 Capital expenditures were $3.7M Q3 Sequential Commentary Working Capital ($Mil.) Working capital is (A/R + Inventory) less (A/P + IGF flooring + Deferred Revenue) Quarterly revenue annualized at historical quarterly skew Q3FY09 Q4FY09 Q1FY10 Q2FY10 Q3FY10 Receivables 172 151.9 105 125.2 182.6 Working capital as % of sales 0.049 0.091 0.051 0.05 0.096 Inventory 25.5 27.2 20.4 22 25.1

Outlook IT capital spending environment has stabilized compared to early 2009 IT growth outlook remains uncertain for calendar year 2010 Expect corporate customers to remain cautious in early calendar 2010 waiting further indications of economic recovery Remain focused on managing costs and working capital to drive cash flow Expect fourth quarter demand to be similar to prior year Expect to generate cash flow of approximately $15M to $20M in FY10

Agilysys, Inc. (Nasdaq: AGYS) EBITDA Reconciliation

Reconciliation of net income/(loss) to adjusted EBITDA

Reconciliation of segment TTM operating income to adjusted EBITDA HSG Segment RSG Segment TSG Segment